Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cyren Ltd. (the “Company”) for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lior Samuelson, Chief Executive Officer, and J. Michael Myshrall, Chief Financial Officer, of the Company, do each certify, pursuant to Section 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: March 28, 2019

By:	/s/ Lior Samuelson
Lior Samuelson Chief Executive Officer

By:	/s/ J. Michael Myshrall
J. Michael Myshrall Chief Financial Officer